                                                                    EXHIBIT 10.1

                  SECOND AMENDMENT TO LEASE AND ACKNOWLEDGMENT

        This Second Amendment to Lease and Acknowledgment ("Second Amendment") is made as of June 18, 2001, with reference to that certain Net Lease Agreement dated January 4, 2001, as amended by that certain First Amendment to Lease dated February 1, 2001 (together, the "Lease") by and between STANFORD RANCH I, LLC, a Delaware limited liability company, as "LANDLORD" therein, and WILLIAMS-SONOMA, INC., a California corporation, as "TENANT" therein, regarding that certain premises ("PREMISES") located at 3750 Atherton Road, Rocklin, California, and which is more particularly described in the Lease.

        The undersigned hereby confirm the following and the provisions of the Lease are hereby amended by the following:

        1. That Tenant accepted possession of the Premises from Landlord on May 15, 2001, and acknowledges that the Premises are as represented by Landlord, in good condition and repair; and that the improvements, if any, required to be constructed for Tenant by Landlord pursuant to the Lease, have been so constructed and are satisfactorily completed in all respects, subject to Landlord's repair obligations under Article 13 of the Lease and excepting those items identified on the Punchlist dated May 15, 2001, attached hereto as Exhibit A.

        2. That all conditions which are to be satisfied prior to the full effectiveness of the Lease have been satisfied and that Landlord has fulfilled all of its duties of an inducement nature, except: N/A

        3. That in accordance with the Lease, the Commencement Date is May 15, 2001, and that, unless sooner terminated or extended pursuant to the terms of the Lease, the Expiration Date is May 14, 2011.

        4. That the Lease is in full force and effect and that the same represents the entire agreement between Landlord and Tenant concerning Tenant's lease of the Premises.

        5. That there are no existing defenses which Tenant has against the enforcement of the Lease by Landlord, and no offsets or credits against any amounts owed by Tenant pursuant to the Lease, except: N/A.

        6. That Tenant's obligations to pay the Rent is presently in effect and that all rentals, charges and other obligations on the part of Tenant under the Lease commence to accrue as set forth in the Lease, based on a Commencement Date of May 15, 2001.

        7. That Tenant has not made any prior assignment, hypothecation or pledge of the Lease or of the rents thereunder.

        8. Except as modified herein, the Lease remains in full force and effect.


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        IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date set forth below.

LANDLORD:                                  TENANT:



STANFORD RANCH I, LLC,                     WILLIAMS-SONOMA, INC., a California
a Delaware limited liability company       corporation


By: /s/ KENNETH A. GIANNOTTI               By: /s/ RICHARD MYERS
   ----------------------------------         ---------------------------------
Its: V.P.                                  Its: V.P.
    ---------------------------------          --------------------------------
Date: 6/18/01                              Date: 6/14/01
     --------------------------------           -------------------------------

Address: 3715 Atherton Road                Address: 151 Union St. SF
         Rocklin, California 95765
         Attention: Kenneth A. Giannotti            Attention: Richard Myers
         Telephone: (916) 624-0613                  Telephone: (415) 402-4204
         Facsimile: (916) 624-0741                  Facsimile: (415) 402-4205


                                           By:
                                              ---------------------------------
                                           Its:
                                               --------------------------------
                                           Date:
                                                -------------------------------

                                           Address:

                                                    Attention: _____________
                                                    Telephone: _____________
                                                    Facsimile: _____________



                                      -2-

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                                    EXHIBIT A

                                Attach Punchlist

                              WILLIAMS-SONOMA T.I.
                                    JOB #0056
                                   PUNCHLIST



Date:           May 15, 2001
Attending:      Adam Lehner             Borges Architectural Group
                Heather Martin          Borges Architectural Group
                Steve Mott
                Bud Schiveley
                Ken Giannotti
                Tom Heacox
                Rob Gibbs
                Randy - Buntain
                Marv -BCE

INTERIOR

GENERAL COMMENTS THROUGHOUT

-   Clean cabinets & counter tops

-   Touch-up nicks & scratches on interior door frames & windows

-   Repair or replace damaged ceiling tiles

- At all walls that end at storefront system - clean-up caulking at closure strip at end of wall

OPEN OFFICE 19

-   Door 19A - missing screw needs to be replaced

-   Bubbles in the security film in the West storefront

-   Blinds need to be installed at the storefront doors on the East & West walls

-   Ceiling tiles need to be replaced near door 19A & at center of room

OFFICE 22

-   Door frame scratches need touch-up

-   Remove paint from base at west wall

-   Nick in wall needs repair on outside of the office near door

OFFICE 21

-   Door frame needs touch-up

-   Door frame casing is dented - needs to be replaced

-   Paint on the window jambs need to be removed

-   Holes in the back wall need to be patched & painted

OFFICE 20

-   Touch-up needed at window mullion

-   Adhesive or paint near door swing on carpet needs to be removed

OFFICE 18

-   Nick in the head of the door needs repair

-   Adjust the ceiling grid at the north west area of the room

-   Repair/replace ceiling tiles that have paint on them



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OFFICE 11

-   Remove paint from door & frame

-   Touch-up scratches on window frame

-   Paint or glue on carpet needs to be removed

-   Remove paint from the T-bar at east wall

OFFICE 10

-   Repair scratches on the interior & exterior of window frames

-   Remove paint on the base at the east wall

-   Paint needed at outlet on east wall & cover plate needs to be installed

-   Remove tape from outlet at west wall

-   Touch-up paint at back wall under the counter

-   Remove paint from the base under the counter

-   Clean off paint on support of the back counter & top

CONFERENCE ROOM 9

-   Touch up scratches at base of door jamb & at head of door

-   Touch-up paint above door

-   Border of the west wall needs to be cleaned up

-   Ceiling tile at northwest corner needs to be repaired or replaced

-   Broken ceiling tile at south wall need repair or replacement

-   Rubber base at southwest corner needs replacement (too short)

-   Cut snag in carpet

-   Clean up paint drips on the north wall at the data outlets

-   Repair ding in wall above the base

-   Paint at the storefront corners needs touch-up

RECEPTION ROOM 8 & VESTIBULE 0

-   South wall needs to be cleaned

-   Ceiling tiles at northwest area need replacement or repair

-   Ceiling tiles above window need repair or replacement

-   Clean up the transition between the wall & the backsplash of the counter

-   Brace support of the counter needs to be cleaned up

-   Edge of support needs to be softened to prevent injury

-   Blinds need to be installed at the storefront entry door

-   Bullet resistant door & frame need to be installed

-   Storefront window - a hole needs to be filled

- In the vestibule at the west wall - the transition between the ceiling & the wall needs to be caulked & painted where there is a gap

- The carpet in the reception area towards the hall has a snag that needs to be cut & adhesive that needs to be cleaned off

HALLWAY 12

-   Paint on the carpet needs to be removed

-   Snag in the carpet need to be cut

-   As the hallway turns, spots on the base of the wall need touch-up paint
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JANITOR 14

-   Door is missing a hinge

-   Repair scratches at base

-   Repair & paint hole in wall at top of door jamb

-   Touch-up paint on walls

ALCOVE 16

-   Drips above the fountains need to be cleaned-up

-   Doorframes into the restrooms need touch-up

-   Repair gouge in corner near women's restroom

-   Men's restroom signage needs to be replaced

WOMEN'S RESTROOM 17

-   Touch-up paint on soffit

-   Sinks need to be secured to the counter

-   Grout at sink needs to be replaced with caulk to match

-   Adjust partition latches - loosen screw at middle stall & lube all

-   General clean-up needed of partition edges

-   The grout near the exit does not appear to have been sealed

MEN'S RESTROOM 15

-   Sinks need to be secured to the counter

-   Grout at sink needs to be replaced with caulk to match

-   Adjust partition latches

-   Closer on accessible stall needs adjusting

BREAK ROOM 13

-   Door jamb - clean off paint & touch-up scratches

-   Window needs to be cleaned

-   Provide refrigerator

-   Gouge outside door needs repair

-   Ceiling tile outside break room needs cleaning

-   Touch-up paint on south wall near counter & repair gouge at corner

-   Touch-up paint in northwest corner

-   Ceiling tile above refrigerator space needs replacing

-   Reset register above the counter

-   Hall between conference & break rooms - paint needs to be removed from base

-   Clean discolored area of counter near wall

CONFERENCE ROOM 7

-   Touch up scratches on door frame inside & out

-   Fix material sticking out between light & ceiling tile

-   Fix corners of room where 2 paint colors meet

-   Floor outlets - replace screws to match

-   Clean-up caulk at closure strip where wall meets storefront



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STORAGE ROOM 27

-   Outside in hall-clean-up fire extinguisher cabinet

-   Touch-up paint at base across hall

-   Install door to room

-   Above door - fill in piece of ceiling grid that is missing

-   Material sticking out between light & ceiling tile needs removing

OPEN OFFICE 5

-   Ceiling tile in southeast corner needs replacing

-   Ceiling tile needs adjusting to sit on grid on east side of room

-   Clean-up glue on carpet near south wall

-   Storefront system on east wall - repair hole where hits ceiling

-   Window blinds need to be installed

-   Clean glue spots on carpet in north end of room

-   Clean-up caulk area of closure strips where walls meet mullion of window

- In the pop-out area the hole at the corner of the wall & the ceiling grid edge angle needs to be filled & painted

- Rust spots on the light fixture & ceiling grid need to be cleaned (near the exterior door)

HALLWAY 4

-   Touch-up paint at scuff mark

-   Check paint sheen in hall

-   Touch-up paint outside office 1

-   Paint needs to be removed off the base

OFFICE 3

-   Adjust shims under desk to not be visible

-   Replace ceiling tile with gouge near storefront

-   Clean-up base under counter

-   Clean-up caulk area of closure strips where walls meet mullion of window

OFFICE 2

-   Touch-up door frame inside & out

-   Ceiling tiles & grid need repair or replacement

OFFICE 1

-   Fire sprinkler needs to be reset

-   Ceiling tiles at south side need to be reset

-   Gap between ceiling grid at north side needs adjustment

-   Check Paint on south side of room - appears different

-   Install window blinds

DATA ROOM 6

-   Clean floors & walls

-   Reset ceiling tiles at back of room

-   Replace missing ceiling tiles

-   Clean ceiling tiles & grid that are stained

-   Clean liebert units & grilles

RECEIVING 24

-   Finish installation of doors into data room

- Finish installation of doors into storage room - screws missing & install hardware

-   Install rubber base

- Exterior doors - black out glass & brake metal needs to be installed on bottom half

-   Patch & paint sheetrock on either side of door 24A

-   Ceiling tiles above doors need replacing

STORAGE ROOM 23

-   Touch up paint

-   Patch & paint holes

-   Reset ceiling tiles at pop-out

-   Touch-up paint around door jamb

-   Touch-up caulking around ceiling grid above door

-   Register in southeast corner - grill is bent, needs replacing

-   Door frame at door 23B needs to be fixed or replaced - arched at top

-   Replace glass that has been cracked

ELECTRICAL ROOM 25

-   Hole above switchgear needs repair to meet 1 hour wall requirements

-   General touch-up & cleaning of the electrical room walls

EXTERIOR

GENERAL

- The cornice on the west side of the building needs to be repaired and repainted

-   Paint on the glass outside the electrical room needs to be removed

- Landscape - replace any dying or dead plants, cover all exposed dirt with bark

-   Clean off the seat walls - gum, mud & dirt

-   Remove trash & debris from exterior landscaping areas

-   Clean the house electrical room

- Provide Stanford Ranch the two (2) copies of owner manuals, Air balance reports, & other various documents

-   General clean-up of parking area required

-   Generator enclosure - clean up trash inside & around

ROOF

-   Remove roofing debris, boxes, & rebar

-   Contractor to provide letter stating that the ten year NDL is still in-tact

-   Add flashing to roof penetration behind access panel